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                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                December 6, 1999


                                COMPOSITECH LTD.
             (Exact name of registrant as specified in its charter)


                                    Delaware
                 (State or other jurisdiction of incorporation)

         0-20701                                         11-2710467
(Commissioner File Number)                  (IRS Employer Identification Number)



                               120 Ricefield Lane
                            Hauppauge, New York 11788
               (Address of principal executive offices) (Zip Code)



       Registrant's telephone number, including area code: (516) 436-5200


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Item 5. Other Events.

     On December 6, 1999, Compositech Ltd. issued the press release attached hereto as Exhibit 99 and incorporated herein by reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     (c)  Exhibits. The following exhibits accompany this Report:

     Exhibit
     Number              Exhibit Description
     -------             -------------------
     99                  Compositech Ltd. press release dated December 6, 1999.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        COMPOSITECH LTD.




                                        By: /s/ Samuel S. Gross
                                            --------------------------
                                                Samuel S. Gross
                                                Executive Vice President,
                                                Secretary and Treasurer


Date:  December 16, 1999



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Index to Exhibits

     Exhibit                                                       Sequentially
     Number                  Description of Exhibit                Numbered Page
     -------                 ----------------------                -------------
       99             Compositech Ltd. press release dated
                      December 6, 1999.                                  3



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